Exhibit 10.1

TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Tenth Amendment to Amended and Restated Credit Agreement (this “Tenth Amendment”) is made as of March 22, 2013, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Chelsea LLC”), GLP FINANCE CORP., a Delaware corporation (“Finance”), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company (“GEM”), GLOBAL ENERGY MARKETING II LLC, a Delaware limited liability company (“GEM II”), ALLIANCE ENERGY LLC, a Massachusetts limited liability company (“Alliance”, and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM and GEM II, the “Borrowers” and each a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Original Guarantors and each individually, an “Original Guarantor”), each “Lender” (as such term is defined in the Credit Agreement referred to below) (collectively, the “Lenders” and each individually, a “Lender”) party hereto, and Bank of America, N.A. as Administrative Agent (as such term is defined in the Credit Agreement), amending certain provisions of that certain Amended and Restated Credit Agreement dated as of May 14, 2010 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the Original Guarantors, the Lenders, the Administrative Agent, the L/C Issuer, the Swing Line Lender, JPMorgan Chase Bank, N.A. as Syndication Agent and Societe Generale, Standard Chartered Bank, Wells Fargo Bank, N.A. and RBS Citizens, National Association, as Co-Documentation Agents.  Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, certain of the Loan Parties are contemplating entering into one or more transactions (each, a “Proposed Receivables Transaction”) pursuant to which such Loan Party will sell certain of its Accounts Receivables;

WHEREAS, the Loan Parties are not currently permitted to sell their Accounts Receivable as contemplated by any Proposed Receivables Transaction and desire to amend the Credit Agreement to permit the Loan Parties to enter into one or more Proposed Receivables Transactions;

WHEREAS, in connection therewith, the Borrowers, the Original Guarantors, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Section 1 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Indebtedness” is hereby amended by deleting clause (b) of such definition in its entirety and restating it as follows:

(b)                                 (i) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; and (ii) without duplication of clause (i), all reimbursement or repurchase obligations of such Person arising under any Receivables Sales Agreement which have become due under such Receivables Sales Agreement and not been satisfied in the time provided for under any such Receivables Sales Agreement (after giving effect to all applicable grace periods provided for therein);

(b)                                 Section 1.01 of the Credit Agreement is further amended by inserting the following new definitions in the appropriate alphabetical order:

“AR Buyer” means any Person that, in its capacity as a party to a Receivables Sales Agreement, at the time it enters into such Receivables Sales Agreement permitted under Section 7.05 hereof, is a Lender or an Affiliate of a Lender.

“AR Sales Transaction” means any sale by a Loan Party of certain of its Accounts Receivable to an AR Buyer pursuant to the terms of a Receivables Sales Agreement and made in compliance with the terms and conditions of this Agreement.

“Open Receivables Amount” means, with respect to any sale by a Loan Party to an AR Buyer of Accounts Receivable made in connection with an AR Sales Transaction, that portion of the Accounts Receivable sold which has not yet been collected by or for the benefit of the AR Buyer and which may, pursuant to the terms of the Receivables Sales Agreement, either be sold back to the applicable Loan Party or subject to a refund by the applicable Loan Party to the AR Buyer pursuant to any recourse provisions applicable thereto.

“Receivables Intercreditor Agreement” means each intercreditor agreement to be entered into among the Administrative Agent, the applicable Loan Party and the applicable AR Buyer with respect to any AR Sales Transaction, such agreement to be in form and substance satisfactory to the Administrative Agent.

“Receivables Sales Agreement” means any agreement entered into by a Loan Party and an AR Buyer pursuant to which such Loan Party may, from time to time, sell Accounts Receivable to such AR Buyer, and such AR Buyer may purchase such Accounts Receivable from such Loan Party for a cash purchase price to be agreed upon between such Loan Party and such AR Buyer, which agreement shall be in form and substance reasonably satisfactory to the Administrative Agent.

“Subject AR Receivables” means any Accounts Receivable a Loan Party sold to an AR Buyer in an AR Sales Transaction.

§2.  Amendment to Section 6 of the Credit Agreement.  Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” which appears at the end of the text of Section 6.02(h); (ii) deleting the period which appears at the end of the text of Section 6.02(i) and substituting in place thereof a semicolon; and (iii) inserting immediately after the text of Section 6.02(i) the following new paragraphs:

(j)                                    immediately upon selling any Accounts Receivable to an AR Buyer under any Receivables Sales Agreement, written notice to the Administrative Agent setting forth (a) a listing of the Accounts Receivable (such listing to be in reasonable detail) sold, together with detail as to the amount of cash proceeds to be received by the selling Loan Party for each Account Receivable sold and the discount rate (if any) applicable to such sale; (b) the identity of the Loan Party and the AR Buyer; (c) as of the date of such sale, the Open Receivables Amount (which shall include the Accounts Receivable that is the subject of such notice); (d) any change to the Borrowing Base (and Borrowing Base Report) as a result of such sale from the Borrowing Base Report most recently delivered; and (e) a certification that such sale is a Permitted Receivable Sale made pursuant to Section 7.05(h) hereof;

(k)                                 immediately upon a Loan Party having to repurchase any Accounts Receivable sold in connection with any Receivables Sales Agreement or otherwise having to refund all or any portion of the proceeds received by such Loan Party in connection with any Receivables Sales Agreement, written notice to the Administrative Agent setting forth (a) a listing of the Accounts Receivable to be repurchased and/or the amount of the portion of the proceeds received in connection with a Receivables Sales Agreement to be refunded to the AR Buyer; (b) the reason for such repurchase and/or refund; and (c) any change to the Borrowing Base (and Borrowing Base Report) as a result of such repurchase and/or refund from the Borrowing Base Report most recently delivered; and

(l)                                     immediately upon terminating any Receivables Sales Agreement, written notice to the Administrative Agent that such Receivables Sales Agreement has been terminated together with information as to whether any Open Receivables Amounts remain under such Receivables Sales Agreement.

§3.  Amendment to Article VII of the Credit Agreement.  Article VII of the Credit Agreement is hereby amended as follows:

(a)                                 Section 7.01(k) of the Credit Agreement is hereby amended by deleting Section 7.01(k) in its entirety and restating it as follows:

(k)                                 Liens granted to (i) a Subject Utility on the Subject Natural Gas Receivables (and no other assets of a Loan Party) solely in connection with a Natural Gas Transaction; and (ii) an AR Buyer on the Subject AR Receivables

(and no other assets of a Loan Party) solely in connection with an AR Sales Transaction;

(b)                                 Section 7.05 of the Credit Agreement is hereby amended by (i) deleting the word “and” which appears at the end of the text of Section 7.05(f); (ii) deleting the period which appears at the end of the text of Section 7.05(g) and substituting in place thereof a semicolon and the word “and”; and (iii) inserting immediately after the text of Section 7.05(g) the following new paragraph:

(h)                                 Dispositions of Accounts Receivable to an AR Buyer to the extent that (i) no Default or Event of Default has occurred and is continuing or would exist after giving effect to any such Disposition; (ii) such Accounts Receivable are sold for cash; (iii) the cash purchase price to be paid to the selling Loan Party for each Account Receivable shall not be less than the amount of credit such Loan Party would have been able to get for such Account Receivable had such Account Receivable been included in the Borrowing Base (or, to the extent such Account Receivable is not otherwise eligible to be included in the Borrowing Base, then the cash purchase price to be paid shall not be less than 85% of the face amount of such Account Receivable); (iv) such Account Receivable shall be sold pursuant to a Receivables Sales Agreement, a copy of which has been provided to the Administrative Agent and the AR Sales Transaction shall be subject to an Receivables Intercreditor Agreement (which shall be entered into prior to any sale being made); (v) the Loan Parties have complied with the notice requirement set forth in Section 6.02 hereof; (vi) neither the AR Buyer nor the Administrative Agent has delivered any notice of a termination event under the terms of the Receivables Intercreditor Agreement; (vii) the aggregate amount of the Open Receivables Amount (after giving effect to all sales) shall not exceed $75,000,000 at any time; and (viii) the cash proceeds received from the applicable Loan Party in connection with such sale shall be used to immediately repay any outstanding WC Loans (such Dispositions made in compliance with the terms hereof being hereinafter referred to as a “Permitted Receivable Sale”).

§4.  Conditions to Effectiveness.  This Tenth Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of fully-executed original counterparts of this Tenth Amendment executed by the Loan Parties, the Administrative Agent and the required Lenders.

§5.                               Representations and Warranties.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Tenth Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§6.                               Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Tenth Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Tenth Amendment shall constitute a Loan Document.

§7.                               No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§8.                               Counterparts.  This Tenth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§9.                               Governing Law.  THIS TENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
	Title:	Treasurer

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
	Title:	Treasurer

GLOBAL MONTELLO GROUP CORP.

By:	/s/Daphne H. Foster
	Title:	Treasurer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
	Title:	Treasurer

GLEN HES CORP.

By:	/s/Daphne H. Foster
	Title:	Treasurer

GLP FINANCE CORP.

By:	/s/Daphne H. Foster
	Title:	Treasurer

GLOBAL ENERGY MARKETING LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
	Title:	Treasurer

GLOBAL ENERGY MARKETING II LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
	Title:	Treasurer

ALLIANCE ENERGY LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
	Title:	Treasurer

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
	Title:	Treasurer

GLOBAL GP LLC

By:	/s/Daphne H. Foster
	Title:	Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angelo Martorana
Name:	Angelo Martorana
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jason Zilewicz
Name:	Jason Zilewicz
Title:	Assistant Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Dan Bueno
Name:	Dan Bueno
Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Daniel M. Grondin
Name:	Daniel M. Grondin
Title:	Senior Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Matt Worstell
Name:	Matt Worstell
Title:	Vice President

By:	/s/ Chad Clark
Name:	Chad Clark
Title:	Managing Director

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Kevin Garrow
Name:	Kevin Garrow
Title:	Director

By:	/s/ Robert Reddington
Name:	Robert Reddington
Title:	Credit Documentation Manager

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Donald A. Wright
Name:	Donald A. Wright
Title:	Senior Vice President

BNP PARIBAS, as a Lender

By:	/s/ Matthew Rosetti
Name:	Matthew Rosetti
Title:	Director

By:	/s/ Jordan Menoff
Name:	Jordan Menoff
Title:	Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Lender

By:	/s/ Rodney P. Hutchinson
Name:	Rodney P. Hutchinson
Title:	Executive Director

By:	/s/ Tim Hogebrug
Name:	Tim Hogebrug
Title:	Executive Director

SOVEREIGN BANK, N.A. as a Lender

By:	/s/ Robert D. Lanigan
Name:	Robert D. Lanigan
Title:	Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Zali Win
Name:	Zali Win
Title:	Managing Director

By:	/s/ Michel Kermarrec
Name:	Michel Kermarrec
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keven D. Smith
Name:	Keven D. Smith
Title:	Senior Vice President

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender

By:	/s/ Astrid Wilke
Name:	Astrid Wilke
Title:	Group Vice President

By:	/s/ Pearl Geffers
Name:	Pearl Geffers
Title:	First Vice President

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sreedhar R. Kona
Name:	Sreedhar R. Kona
Title:	Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Carol Carver
Name:	Carol Carver
Title:	Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Carla Gray
Name:	Carla Gray
Title:	Director

By:	/s/ David Pershad
Name:	David Pershad
Title:	Managing Director

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

DEUTSCHE BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/ Juan-Jose Mejia
Name:	Juan-Jose Mejia
Title:	Director

TD BANK, N.A., as a Lender

By:	/s/ Vijay Prasad
Name:	Vijay Prasad
Title:	Senior Vice President

PEOPLE’S UNITED BANK, as a Lender

By:
Name:
Title:

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jared Shaner
Name:	Jared Shaner
Title:	Assistant Vice President

BLUE HILLS BANK, as a Lender

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:
Name:
Title:

FIRST NIAGARA BANK, N.A. as a Lender

By:	/s/ Robert Dellatorre
Name:	Robert Dellatorre
Title:	Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing Tenth Amendment as of March 22, 2013, and agrees that each of (a) the Amended and Restated Guaranty dated as of May 14, 2010 (as amended and in effect from time to time, the “Original Guaranty”) from each of Global Partners LP and Global GP LLC; (b) the Guaranty dated as of March 1, 2012 (as amended and in effect from time to time, the “Alliance Guaranty”) from Bursaw Oil LLC; and (c) the Guaranty dated as of February 15, 2013 (as amended and in effect from time to time, the “Cascade Guaranty”) from Cascade Kelly Holdings LLC remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Original Guaranty, the Alliance Guaranty and the Cascade Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Treasurer

GLOBAL GP LLC

By:	/s/Daphne H. Foster
Title: Treasurer

BURSAW OIL LLC

By:	/s/Daphne H. Foster
Title: Treasurer

CASCADE KELLY HOLDINGS LLC

By:	/s/Daphne H. Foster
Title: Treasurer